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                                                                     EXHIBIT 4.1


FRONT



Common Stock                                                        Common Stock

Number                                                                    Shares


                    [logo of Digital Entertainment Network]


incorporated under the laws                                                cusip
  of the state of delaware


                                                         see reverse for certain
                                                         definitions and legends

This certifies that                specimen


is the record holder of

            fully paid and nonassessable shares of the Common Stock,
                          par value $.01 per share, of

                      DIGITAL ENTERTAINMENT NETWORK, INC.

transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. this certificate is not valid until countersigned and registered by the transfer agent and registrar.

witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

dated:

                                     [Seal]

/s/ ALAN L. FRIEL                            /s/ DAVID NEWMAN
----------------------------------           ----------------------------------
    secretary                                    president

COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY
   -------------------------------

AUTHORIZED SIGNATURE

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BACK

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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

   TEN COM N -- as tenants in common                 UNIF GIFT MIN ACT -- ......................... Custodian ...................
   TEN ENT N -- as tenants by the entireties                                       (Cust)                           (Minor)
   JT TEN  N -- as joint tenants with right of
                survivorship and not as tenants
                in common                                                under Uniform Gifts to Minors
                                                                         Act ....................................................
                                                                                        (State)

                                                     UNIF TRF MIN ACT -- ................. Custodian (until age ................)
                                                                              (Cust)

                                                                         ................................ under Uniform Transfers
                                                                                      (Minor)

                                                                         to Minors Act ..........................................
                                                                                                      (State)

                          Additional abbreviations may also be used though not in the above list.

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    FOR VALUE RECEIVED, .................. hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

 ...............................................................................
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

 ...............................................................................

 ...............................................................................

 .........................................................................Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

 ........................................................................Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated .......................

                             X ......................................

                             X ......................................

                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

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

By ..................................................................................
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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